PACIFIC GEMINI PARTNERS FUND GROUP



                             PGP Korea Growth Fund
                              PGP Asia Growth Fund
                        633 W. Fifth Street, Suite 3600
                             Los Angeles, CA 90071


The PGP Korea Growth Fund & PGP Asia Growth Fund (the "Funds") are mutual funds with the investment objective of seeking long-term growth of capital. The Funds seek to achieve their objective by investing their assets in the securities of Korean issuers (Korea Growth Fund) and Asian issuers (Asia Growth Fund) as defined in this prospectus. Under normal circumstances, at least 65% of their assets will be invested in securities of Korean/Asian issuers respectively. To the extent permitted by laws and regulations of Korean and Asian nations, the Funds may also invest in debt securities and other types of investments if Pacific Gemini Partners, L.L.C. ("Pacific Gemini" or the "Advisor") believes they would help achieve the Funds' objectives.

There can be no assurance that the Funds will achieve their investment objective. Each Fund is an investment company designed for long-term investors and not as a trading vehicle. The Funds do not present a complete investment program nor are they suitable for all investors. An investment in either of the Funds is subject to special risk factors, related primarily to the Funds' investment in Korean and Asian issuers and in other emerging markets. These markets and the Funds are subject to greater potential volatility and other risks than in the more developed market of the U.S. and in funds that invest in more geographically diverse emerging markets. The Korean economy is currently experiencing an economic and currency crisis which has had a substantial adverse effect on its securities markets. There can be no assurance as to whether or when the Korean economic and market conditions will improve. Such factors should be reviewed carefully by potential investors. See "Appendix-Korean Risk Factors."

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated February 9, 1998 as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to each Fund at the address given above. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Prospectus dated February 9, 1998


TABLE OF CONTENTS

Expense Table                                      2
Philosophy, Objective and Investment
     Approach of the Funds                         3
Risk Factors                                       7
Management and Administration                      9
Distribution Plan                                 11
How to Invest in the Funds                        11
How to Redeem an Investment in the Funds          13
Services Available to the Funds' Shareholders     15
How the Funds' Per Share Value is Determined      15
Distributions and Taxes                           16
General Information                               16
Appendix: Korean Risk Factors                     17

EXPENSE TABLE

Expenses are one of several factors to consider when investing in the Funds. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Funds. Actual expenses may be more or less than those shown. Shares will be redeemed at net asset value per share.

Shareholder Transaction Expenses        Korea           Asia
                                        Growth Fund  Growth Fund

Maximum Sales Load Imposed on
     Purchases                          2.50%          2.50%

Maximum Sales Load Imposed on
     Reinvested Dividends               None           None

Deferred Sales Load                     None           None


Redemption Fees                         2.00%          2.00%

Annual Fund Operating Expenses
 (As a percentage of average net assets)

Advisory Fees                           1.25%          1.25%

12b-1 Expenses                          0.65%          0.65%

Other Expenses
     (after advisor reduction)          0.90%*         0.90%*

Total Fund Operating Expenses
     (after advisor reduction)          2.80%*         2.80%*

*The Advisor has undertaken to reduce its fees or make payments of fund expenses to assure that each Fund's ratio of operating expenses to average net assets will not exceed 2.80% of average net assets annually. Without the Advisor's undertaking, it is estimated that "Other Expenses" in the above table would be 1.40% and "Total Operating Expenses" would be 3.30%. If the Advisor does waive fees or pay Funds' expenses, the Funds may reimburse the Advisor within the following three years. See "Management of the Funds." Each Fund has adopted a Distribution Plan under which it will pay the Advisor a fee at an annual rate of up to 0.65% of the Funds' net assets for distribution expenses and services. Over an extended period of time, a long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers Regulation, Inc. ("NASD"). This is recognized and permitted by the NASD.


Example

This table illustrates the net transaction and operating expenses that would be incurred for an investment in each Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

     1 year    3 years
     $28       $85

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown. In addition, federal regulations require the Example to assume a 5% annual return, but a Fund's actual return may be higher or lower. See "Management of the Funds."

Each Fund is a non-diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Funds may be purchased at their net asset value per share plus the applicable sales charge. The minimum initial investment in each Fund is US $10,000 with subsequent investments of US $100 or more. Shares will be redeemed at net asset value per share.

Philosophy, Objective, and Investment Approach of the Funds

PGP Korea Growth Fund & PGP Asia Growth Fund (collectively, the "Funds", separately, "Korea Growth Fund" and "Asia Growth Fund", respectively).

Philosophy

At Pacific Gemini Partners, L.L.C., ("Pacific Gemini" or the "Advisor") we believe that investing in emerging markets, given their unique risks, requires a thorough understanding of the economic and political factors specific to the region and each country. As experts on Korea and Asia, our ability to seek out superior investment returns is based upon a combination of two factors. First, we believe that the investment process must start through the use of objective, measurable data used in a systematic way. Combined with this quantitative approach is our "insider's" knowledge of the markets, itself a combination of our personnel's long experience in the region and our strategic tie with Ssanyong Investment and Securities Co. (see Investment Approach). This is essential for the evaluation of subjective, qualitative factors. Through this differentiated and focused approach, we seek to unlock exceptional investment values supported by excellent growth prospects at advantageous prices due to the pricing inefficiency of securities in these markets.

Objective

The Funds' objectives are to seek long-term growth of capital. They invest primarily in securities of Korean companies in the Korea Growth Fund and Asian companies in the Asia Growth Fund. The objective is a fundamental policy of each Fund and may not be changed without shareholder approval. There is no assurance that the Funds' objectives will be achieved. With respect to Asian issuers, the Morgan Stanley Capital Asia Pacific ex-Japan Index is used as the benchmark for choosing the countries in which the Asia Fund will invest. This includes issuers from the following countries: Australia, China, Hong Kong, India, Indonesia,
Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand. However, investments may be made in other markets in the Asia Pacific region which are not included in the index.

Investment Approach


With respect to the Asian Growth Fund, Pacific Gemini's research team applies three levels of evaluation in selecting investments. First the team applies active country asset allocation analysis. This includes an examination of macro-economic data, such as GDP growth and inflation, in anticipation of trends and in light of past performance. What emerges from this model are the countries which we believe to present the greatest opportunity. Particular "drivers" of individual markets are also studied such as, in Hong Kong, the state of the property market. To this is added a qualitative assessment, which includes a review of the political situation and any localized country themes that may affect timings of an investment. In addition, the team undertakes sectoral or industry evaluations. The starting point is the economic data used at the country level but also includes specific analysis of industries prospects and industrial themes across the Asia-Pacific region. Thirdly, the team conducts analysis at the individual stock level. Earnings and balance sheet data are examined so as to evaluate both growth (earnings growth and margin expansion, for example) and value (price to earnings, price to book) criteria. In addition, the team conducts qualitative research such as an assessment of the company management and the possibility of Government interference. This screening of countries and stocks provides a disciplined background against which undervalued situations can be found and fully valued countries and stock can be sold.

The Fund will be invested in a minimum of four countries in the Asia-Pacific region at all times and may substantially underweight or overweight certain Asian-Pacific markets depending on the Advisor's assessment of these markets. In deciding the allocation of these investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded and from which it derives the largest part of its revenues.


In the Korean market, Pacific Gemini takes a similar approach. The macro-economic picture is first studied to gain an overall picture of where the economy is heading and at what stage of the economic cycle it has reached. From this and from cross-referencing the rest of Asia, sectoral research is carried out. The team evaluates individual stocks within the favored industries through a comprehensive analysis of company fundamentals as well as growth prospects. Moreover, by utilizing its strategic tie with Ssangyong Investment & Securities Co., Ltd., a leading securities firm in Korea and the Advisor's co-owner, the Advisor believes that continuous access to locally available company information is provided and the ability to explore regulatory issues concerning a specific company is enhanced. Finally, through real-time coverage of the Korean market, the team executes a buy/sell transaction when intra-day timing conditions are optimal.

Although the Advisor intends to invest primarily in equity securities, it may invest up to 35% of each Fund's assets in Korean and Asian fixed income securities. Due to limited liquidity and relatively high transaction costs, the Funds will invest in Korea and Asian fixed income securities as permitted by applicable regulations in such countries primarily as a hedging vehicle against perceived negative stock market trends. Accordingly, the focus for such investments will be analysis of credit risks and yield, rather than an attempt to anticipate interest rate movements. As such fixed income markets develop further, however, the Advisor may consider more active investment in fixed income securities of issuers located in Korea and other Asian countries.

Investment Criteria

Pacific Gemini focuses on the following investment criteria in Korea and Asia:

1) Financial criteria (earnings, pre and after-tax, debt/equity ratio, cash flow and book value multiples, etc.)

2) Growth prospects (technology, future competitiveness, market share, etc.)

3) Turn-around situations (cyclicality, restructuring, niche-market, etc.) 4) Quality of management (shareholder value-driven, visionary, cost-conscious, etc.)

Other Investment Practices

Equity Securities

The funds emphasize investments in common stock. The Funds may also invest in other types of equity securities (such as preferred stocks or convertible securities) and equity derivative securities.


Depository Receipts Convertible Securities and Warrants

The Funds may invest in ADRs, EDRs and GDRs and convertible securities that the Manager regards as a form of equity security. The Funds may invest in warrants, including those not listed on a securities exchange.

Special Situations

The Advisor believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, foreign government programs of selling interests in government-controlled or owned enterprises ("privatizations"), unlisted securities and similar vehicles ("special situations") could enhance the Funds' growth potential. The Funds may also invest in certain vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Advisor based on criteria reviewed by the Trustees. Neither Fund invests more than 15% of its net assets in illiquid investments, including any illiquid special situations.


Investment Companies

Consistent with the provisions of the Investment Company Act of 1940 (the "1940 Act"), the Funds may invest in the securities of other investment companies that invest in Korean/Asian securities. Absent special relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the other investment company. As a shareholder in any investment company, each Fund will bear its ratable share of such company's expenses, including its advisory and administration fees.


Options and Futures

The Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund segregates liquid assets to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund.

The Fund may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds may also engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities dominated in foreign currencies. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Fund's total assets.


Illiquid Securities

Neither Fund may invest nor hold more than 15% of its net assets in illiquid securities. Each Fund will treat any Korean securities that are subject to restrictions on repatriation for more than seven days as illiquid securities for purposes of this limitation. The Funds will also treat as illiquid for this purpose repurchase agreements with maturities in excess of seven days, securities subject to conversion and transfer restrictions, securities in which a Fund cannot receive the approximate amount at which it values such securities within seven days, securities of Korean companies that are not publicly traded and over-the-counter options and their underlying securities.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not deemed illiquid for purposes of this limitation. Investing in Rule 144A securities could result in increasing the level of a Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Adviser will monitor the liquidity of such securities subject to review by the Board of Trustees.

Short-term Investments
At times, the Funds may invest in short-term cash-equivalent securities either for temporary or defensive purposes when the market is significantly overvalued. These consist of high quality debt obligations maturing in one year or less from the date of purchase, such as securities issued by the U.S. Government, its agencies and instrumentalities, certificates of deposit, banker's acceptances and commercial paper. High quality means that the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. (Moody's), that the issuer has an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Advisor.

Repurchase Agreements
The Funds may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in which the purchaser (i.e., the Funds) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Funds engage will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most creditworthy registered securities dealers with all such transactions governed by procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Funds engage in repurchase transactions.

When-Issued Securities

The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally from 15 to 45 days after the transaction. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds' net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed-upon price, or that the party with which a Fund enters into such transaction may not perform its commitment. When a Fund purchases securities on a when-issued basis, it segregates liquid assets with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Portfolio Turnover


The annual rate of portfolio turnover for each Fund is not expected to exceed 75%. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Funds' objectives.


RISK FACTORS

Non-Diversification. Each Fund is a non-diversified investment company portfolio, which means that the Fund is required to comply only with the diversification requirements of the Internal Revenue Code (the "Code') (and in the case of the Korea Growth Fund, certain Korean regulatory requirements set forth below) so that each Fund will not be subject to U.S. taxes on its net investment income. These provisions, among others, require that at the end of each calendar quarter, (1) not more than 25% of the value of a Fund's total assets can be invested in the securities of a single issuer, and (2) with respect to 50% of the value of a Fund's total assets, no more than 5% of the value of its total assets can be invested in the securities of a single issuer and a Fund may not own more than 10% of the outstanding voting securities of a single issuer. Since each Fund, as a non-diversified investment company portfolio, could invest in a smaller number of individual issuers than a diversified investment company, the value of a Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company.


Risk Factors: the Korean Markets. The Korea Growth Fund's portfolio will be subject to economic, political and regulatory developments in Korea. Korea is currently experiencing a severe currency and economic crisis, and the value of Korean securities has dropped substantially in recent months. In connection with the intervention and economic assistance package on the part of the International Monetary Fund ("IMF"), the Korean economic system may be expected to undergo painful restructuring in the short-term, and there can be no assurance as to whether or when Korean economy will overcome the current crisis. See "Appendix--Korean Risk Factors." While the relatively greater investment in securities of particular companies permitted to the Korea Growth Fund as a non-diversified company is expected to increase risk, and could result in greater fluctuation in the Fund's net asset value than for a diversified company, it also reflects the composition of the Korean securities market, in that securities of relatively few companies account for a greater share of the total capitalization of such market and trading in those securities represents a greater share of the total trading market than is the case in the United States.


A Fund's investment in Korean issuers involves certain risk factors not typically associated with investing in most U.S. issuers. The securities market is substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent that U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The limited size of the Korean securities market and limited trading volume in issues compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

Risk Factors: The Korean and Asian Markets
Further, there is a risk that an emergency situation may arise in the Korean or Asian market as a result of which prices for portfolio securities in such markets may not be readily available. Section 22(e) of the Investment Company Act of 1940 (the "1940 Act") permits registered investment companies such as the Funds to suspend redemption of its shares for any period during which an emergency, as determined by the SEC, exists. Accordingly, if the Funds believe that appropriate circumstances exist, they will promptly apply to the SEC for a determination that an emergency, within the meaning of Section 22(e) of the 1940 Act, is present. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value in good faith by or under the direction of the Board of Trustees.


Because the Funds invest in securities denominated in Korean Won, changes in the value of the Korean Won against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets denominated in Korean Won. Such changes also will affect that Fund's income.

The economy of Korea may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Companies in Korea are subject to accounting, auditing, and financial standards and requirements that differ from those applicable to U.S. companies. There is substantially less publicly available information about Korean companies and the Korean government that there is about U.S. companies and the U.S. Government. See "Appendix--Korean Risk Factors."


Since foreign securities are normally denominated and traded in foreign currencies, the value of fund assets may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

Prior Government approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require government registration and approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative, and in non-geographically diverse emerging markets as especially speculative.

The Funds have adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Funds' investment objectives, certain of these restrictions are fundamental and may be changed only by a majority vote of a Fund's outstanding shares.

MANAGEMENT AND ADMINISTRATION

Investment Advisor

Pacific Gemini Partners, L.L.C. (the "Advisor" or "Pacific Gemini") has been appointed to act as investment advisor to the Funds pursuant to the Investment Advisory Agreement. The Investment Advisor, on a fully discretionary and on-going basis, will be responsible for the investment management of the Funds' portfolio.

Overview


Pacific Gemini is a financial services firm specializing in global asset management services. The firm was founded in 1995 as a joint venture between Ssangyong Investment & Securities Co., Ltd. ("SISC") and White Tiger Capital, Inc.("WTC") As of February 1, 1998, Pacific Gemini managed over US$55 million in assets.

Ssangyong Investment & Securities Co., Ltd. is one of the leading securities firms in Korea with approximately US$1 billion in assets and is a major international broker of Korean equity transactions.


White Tiger Capital, Inc. is a collection of investment management professionals that comprise the team at Pacific Gemini Partners. Over 90% of the common stock of White Tiger Capital, Inc. is owned by Pacific Gemini employees.

Management of the Funds

The Fund's investments are to be managed by the portfolio management team at Pacific Gemini. In its role as investment adviser, Pacific Gemini is responsible for the continuing management of the affairs of the Funds, including the investment of the assets of the Funds on a discretionary basis. Information gathered during the initial investment screening process will serve as the basis for closely tracking the performance of each security. The Funds' Advisor will continuously gather additional information and perform fundamental sector and individual company analysis to support its monitoring efforts. Pacific Gemini became a registered investment advisor with the United States Securities and Exchange Commission in August of 1995. Pacific Gemini has not previously managed a registered investment company.

Pacific Gemini Team

Stewart M. Kim, Managing Partner

Mr. Kim is responsible for the overall strategy and management of Pacific Gemini with a day-to-day focus on administration, marketing and the evaluation of acquisition opportunities. He is also the head of the Company's Investment Policy Committee. Mr. Kim spent six years in the Mergers & Acquisitions Department at Merrill Lynch & Co. before establishing White Tiger Capital, Inc. and Pacific Gemini Partners, L.L.C. in 1995. While at Merrill Lynch, Mr. Kim worked on a variety of high yield financings, restructurings, divestitures and acquisitions. As a Vice President in the 72-employee Mergers & Acquisitions Group, Mr. Kim had formal management responsibility for project assignments, performance reviews, and recruiting. Prior to joining Merrill Lynch, Mr. Kim graduated from Dartmouth College and received his MBA from the Wharton School.

Hugh W.E. Ferrand, Portfolio Manager


Mr. Ferrand is the Senior Portfolio Manager at Pacific Gemini and oversees the investment management policies and procedures at the firm. He also manages the investment team consisting of the Korea portfolio manager and research analysts and sits on the Investment Policy Committee. Before joining Pacific Gemini, Mr. Ferrand was a senior manager on the international portfolio team at Blairlogie Capital Management from June 1993 to June 1996. His primary country responsibilities were Hong Kong, Taiwan, China, Australia, New Zealand, India, Pakistan, and Sri Lanka. Mr. Ferrand had secondary oversight for Singapore, Malaysia, Thailand, Indonesia, Philippines and all of Latin America. Mr. Ferrand attended and graduated from Oxford University in 1981.


Young Kim, Vice President/Portfolio Manager


Mr. Kim manages the daily activities of Pacific Gemini's Korean portfolios of $90 million. He is also a member of the Company's Investment Policy Committee. Prior to coming to Pacific Gemini's Los Angeles office, Mr. Kim assumed various responsibilities at Ssangyong Investment & Securities Co. Starting his career as an electronics analyst in Ssangyong's Research Department, he has forecasted corporate earnings and analyzed industry performance since 1987. While at Ssangyong, Mr. Kim also worked in Corporate Finance, leading the marketing teams on two major equity-linked financings for Sunkyong Industries and Jinro Group in 1992 and 1991 respectively. Before joining Ssangyong, he worked at Samsung Aerospace Industries on its new business project team. Mr. Kim attended Seoul National University for his BA in economics, and received his MBA from Yonsei University.


Sokho Jung, Associate

Mr. Jung is primarily responsible for extensive company research and portfolio analysis. He is also responsible for compliance issues involving Pacific Gemini's off-shore funds as well as the US mutual funds. Mr. Jung previously worked at Bankers Trust International PLC in Seoul, structuring financing vehicles for domestic institutions and orchestrating catapulation of foreign capital investment funds into Korea. He attended the Seoul National University for his BA in economics, and the Stern School of New York University for his MBA.

Michelle S. Lee, Associate

Ms. Lee is involved in company research and data analysis for Pacific Gemini's portfolios. She also administers and tracks Pacific Gemini's other funds. Ms. Lee on a daily basis communicates with the funds' custodians and administrators in order to control cash movements and to resolve any trade settlement related issues. She graduated from the University of California at Berkeley with a BA in Sociology.

Martin S.C. Lee, Analyst

Mr. Lee performs industry research and stock valuation analysis, and executes trades with a variety of Korean equity brokers. In conjunction with the Investment Policy Committee, he oversees Pacific Gemini's approach for investments in the U.S. securities market. Mr. Lee received his BA in economics from the University of Chicago.

Pacific Gemini provides the Funds with advice on buying and selling securities, manages the investments of the Funds, furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation, each Fund pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of that Fund at the rate of 1.25% annually.

Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, prepares reports and materials to be supplied to the trustees, monitors the activities of the Funds' custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

                                        Fee rate (% of
Average net assets of the Funds    Average net assets)
Less than $15 million              $30,000
$15 to $50 million                 0.20%
$50 to $100 million                0.15%
$100 million to $150 million       0.10%
More than $150 million             0.05%


Each Fund is responsible for its own operating expenses. The Advisor has agreed to limit each Fund's operating expenses to assure that each Fund's ratio of operating expenses to average net assets will not exceed 2.80%. The Advisor also may waive fees or reimburse additional amounts to a Fund at any time in order to reduce the Fund's expenses. Reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement within the following three years by that Fund provided that the Fund is able to do so and remain in compliance with applicable expense limitations then in effect.


The Advisor considers a number of factors in determining which brokers or dealers to use for the Funds' portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Adviser may also consider the sale of Fund shares as a factor in selecting broker-dealers for a Fund's portfolio transactions.

DISTRIBUTION PLAN


Each Fund has adopted a distribution plan pursuant to Rule 12b-1. The Plan provides that each Fund will pay for distribution and related expenses at an annual rate of 0.65% of the Fund's average net assets to the Advisor as distribution coordinator. Activities covered by the Funds under the Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semiannual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Funds' shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to Fund shareholders; and such other expenses related to the distribution of the Fund's shares.

Plan payments will be reviewed by the Trustees. However, it is possible that at times the amount of the Advisor's compensation could exceed the Advisor's distribution expenses, resulting in a profit to the Advisor. If the Plan is terminated, the Fund will not be required to make payments for expenses incurred after the termination.


HOW TO INVEST IN THE FUNDS


The minimum initial investment in each Fund is US$10,000. Subsequent investments must be at least $100. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Funds' shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. Shares of each Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price is effective for orders received by the Fund or investment dealers prior to the time of the next determination of the Fund's net asset value and, in the case of orders placed with dealers, transmitted properly to the Transfer Agent or other authorized agent of the Fund. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price. The Advisor and the Distributor reserve the right to reject any order, to instruct the transfer agent to temporarily halt the acceptance of new orders, or to fair value price some or all of a Fund's portfolio if events occuring since the close of the Asian markets have rendered the market price stale.


The public offering price per share is equal to the net asset value per share plus a sales charge, which is reduced on purchases of $50,000 or more, as set forth in the table below. The reduced sales charges apply to quantity purchases made at one time by a"person," which means ( i) an individual, (ii) members of a family (i.e., an individual, spouse, children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.


                            Sales Charge          Portion of
                            as percent of         sales charge
                         offering  net asset      retained by
Amount of Purchase       price     value          dealers

Less than $50,000        2.50%     2.56%          2.00%
$50,000 but less
     than $250,000       2.00%     2.04%          1.60%
$200,000 but less
     than $350,000       1.50%     1.52%          1.20%
$500,000 but less
     than $1,500,000     1.00%     1.01%          0.80%
$1,500,000 but less
     than $3,000,000     0.75%     0.76%          0.60%
$3,000,000 or more       0.60%     0.60%          0.48%


Purchase Order Placed with Investment Dealers


Dealers who have a sales agreement with the Distributor may place orders for shares of the Funds on behalf of clients at the offering price next determined after receipt of the client's order by calling the Transfer Agent at (800) 841-0980. Shares are also available for purchase by financial intermediaries through brokers or dealers which have service or sales agreements with the Funds or the Distributor. The Distributor or its affiliates, at their expense may provide additional compensation to dealers in connection with sales of shares of the Funds. If the order is placed with the dealer by 4:00 p.m. New York City time and forwarded promptly to the Transfer Agent or other service agent, it will be confirmed at the applicable offering price on that date. The dealer is responsible for placing orders promptly and for forwarding payment promptly.


Investors may purchase shares of the Funds by sending an application form directly to the Funds, with payment made by either check or wire.

Purchases Sent To The Transfer Agent


By Check: For initial investments, an investor should complete the Funds' Account Application (included with this Prospectus). The completed application, together with a check payable to "PGP Korea Growth Fund," or "PGP Asia Growth Fund" and should be mailed to the Funds at P.O. Box 5354, Cincinnati, OH 45201-5354. For purchases by overnight mail, please contact the Transfer Agent at (800) 841-0980 for instructions. A stub is attached to the account statement sent to shareholders after each transaction. For subsequent investments the stub should be detached from the statement and, together with a check payable to "PGP Korea Growth Fund," or "PGP Asia Growth Fund" and mailed to the Fund in the envelope provided at the address indicated above. The investor's account number should be written on the check.


By Wire: For initial  investments,  before wiring funds, an investor should call
(800) 841-0980 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time, on a day when the NYSE is open for trading in order to receive an account number. It is necessary to notify the Funds prior to each wire purchase. Wires sent without notifying the Funds will result in a delay of the effective date of your purchase. The Funds' Transfer Agent will request the investor's name, address, taxpayer identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, for credit to PGP Korea Growth Fund , DDA #4838-99457 or PGP Asia Growth Fund, DDA #4838-49457 for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that a Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.



It is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

Purchase at Net Asset Value. Shares of the Funds may be purchased at net asset value by officers, trustees, directors and full time employees of the Trust, the Advisor, the Administrator, the Distributor and affiliates of such companies, by their family members, by persons and their family members who are direct investment advisory clients of the Advisor, by registered representatives and employees of firms which have sales agreements with the Distributor, by investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, by clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the client accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent, by retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" and by such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Funds or Distributor. Investors who are entitled to make purchases at net asset value may nevertheless may be charged a fee if they effect transactions in fund shares through a broker or agent.

General. Payments of redemption proceeds will not be made with respect to any shares of a Fund purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Funds and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the NYSE (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the NYSE on the next business day.

Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The Funds do not intend to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUNDS


A shareholder has the right to have a Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the NYSE is open for trading, subject to a 2% redemption fee imposed on redemptions of shares within six months of purchase. These fees are paid to the Fund and are designed to reduce transaction costs and disruptive effects of short-term investment in the Funds. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct  Redemption.  A written  request for  redemption  must be received by the
Funds' Transfer Agent in order to constitute a valid tender for redemption. Requests for redemption of fund shares should be mailed to the Funds at P.O. Box 5354, Cincinnati, OH 45201-5354. To protect the Funds and their shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.



Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Funds' Account Application may redeem shares on any business day the NYSE is open by calling the Funds' Transfer Agent at (800) 841-0980 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Funds and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these procedures are followed, neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.



Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after purchase, the Funds will not mail redemption proceeds until they have been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $5,000. If a Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of the account is less than $5,000 and will be allowed 30 days to make an additional investment to bring the value of the account to at least $5,000 before the Fund takes any action.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans. The Funds offer a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Automatic Investment Plan. For the convenience of shareholders, the Funds offer an automatic investment plan whereby a preauthorized amount is automatically drawn on the shareholder's personal checking account each month (but not less than $100). Upon receipt of the withdrawn funds, a Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

Automatic Withdrawals. As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account in a Fund must have shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program is treated as a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amounts withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange currently 4:00 p.m. Eastern time) on each day that Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.


Portfolio  securities  are valued using  current  market  values,  if available.
Securities for which market quotations are not readily available or for which market quotations are stale are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.


Because both Funds' portfolio securities are listed primarily on the Korean and other Asian Stock Exchanges, which trade on days when the NYSE may be closed (such as a Saturday), the net asset values of the Funds may be significantly affected by such trading on days when shareholders have no access to the Funds.


With respect to Korean securities, currently the Korean government imposes significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain Korean companies. This limitation may adversely affect the performance of the Funds. Under Korean Stock Exchange ("KSE") regulations, total foreign investment is currently limited to 55% of each class of a company's shares listed on the KSE and a single foreign investor may only purchase up to 50% of such shares. The 50% and 55% limitations are reduced to 1% and 25%, respectively, for certain government-designated public corporations with shares listed on the KSE. These limits are subject to change. As a result of these limitations, some of the securities trade among non-Korean residents at a premium over the market price. The Funds may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, when they purchase shares at a premium, will be able to realize such premium on the sale of shares, or that such premium will not be adversely affected by changes in regulations or otherwise. Accordingly, this premium will generally not be included in calculating the Funds' net asset value.

Current restrictions which govern the Korean stock market provide that on any given trading day, a security's price is permitted to move a maximum of 8% from the previous day's closing price. The Trustees will give consideration as to whether any such restriction on the price movement of a particular security affects the accuracy of such a security's valuation in determining a Fund's net asset value per share.


DISTRIBUTIONS AND TAXES

Dividends and Distributions. Any dividends from net investment income (which includes realized short term capital gains) are declared and paid at least annually, typically at the end of each Fund's fiscal year (August 31). Any undistributed long term net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of a Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that distributions be made in cash. Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as each fund continues to so qualify, and as long as each Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. Distributions made by the Funds will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Funds' distributions.


Portions of each Fund's investment income may subject to foreign income taxes withheld at the source. If a Fund meets certain requirements, it may elect to "pass-through" to shareholders any such foreign taxes, which may enable shareholders to claim a foreign tax credit or a deduction with respect to their share thereof. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investing in the Funds.


          GENERAL INFORMATION

The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time classify shares and issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shareholder Rights. Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, a Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent year and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. A Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income, and any applicable sales charges. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.


Custodian and Transfer Agent; Shareholder Inquiries. Star Bank, N.A., 425 Walnut St., Cincinnati, OH 45202, serves as custodian of the Funds' assets. CountryWide Services, P. O. Box 5354, Cincinnati, OH 45201-5354 is the Funds' Transfer and Dividend Disbursing Agent. Shareholder inquiries should be directed to the Transfer Agent at (800) 841-2858.


APPENDIX: KOREAN RISK FACTORS

Investing  in  securities  of  Korean  companies  and  of  the  government  (the
"Government") of the Republic of Korea (the "Republic" or "Korea") involves certain risks not typically associated with investing in securities of United States companies or the United States Government, in addition to those discussed under "Investment Objective, Policies and Risks."

Investment and Repatriation Restrictions.

Under current Korean Stock Exchange regulations, total foreign investment is limited to 55% of each class of a company's shares listed on the Korean Stock Exchange ("KSE") and a single foreign investor may purchase up to 50% of such shares. These limitations are subject to change. These limitations are reduced to 1% and 25%, respectively, for certain government-listed designated public corporations with shares listed on the KSE.

Transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange control laws and regulations. Generally, as long as the original investment was approved or allowed under the applicable laws and regulations of Korea, the conversion and remittance of cash or cash equivalents into U.S. dollars in relation to such investment will be freely allowed upon receipt of the appropriate payment approvals from the Bank of Korea or a designated Class A foreign exchange bank depending on the type of transaction.


Currency Fluctuations. The Korea Fund's assets will be invested primarily in Korean securities, the market value of which is determined in Won, and substantially all of its income will be received or realized in Korean Won. The Fund will be required, however, to compute its net asset value and income, and to distribute its income, in U.S. dollars. As a result, the Fund's net asset value and its distribution amounts will be subject to foreign exchange rate fluctuations relative to the Won.

The Korean Won was devalued against the U.S. dollar in the early 1980's to reach approximately Won 890 to the US dollar by the end of 1985. The Korean Won appreciated against the US dollar from 1986 to approximately 665 Won per US dollar by May 1989. Since then the Korean Won has slowly lost value against the US dollar until late October 1997 and suddenly plunged thereafter due to the foreign currency crisis which resulted in the International Monetary Fund intervention in December, 1997. The exchange rate stood at approximately 1606 Won per US dollar as of the date of this Prospectus.

The Fund expects to incur certain transaction costs in connection with its conversions between currencies and, in light of the history of the fluctuating currency values of the Korean Won relative to the dollar, it is impossible to predict what effect currency conversion costs may have on the operations of this Fund.

Potential Market Volatility. The Korean securities market is still relatively small in comparison to the Japanese, United States and other major securities markets. Because of its small size and low trading volume, the Korean securities market is subject to greater price volatility and less liquidity than is usual in the Japanese, United States or major European securities markets. Because of these liquidity limitations and the Fund's investment policies, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States. Accordingly, in periods of rising market prices, the Fund may be unable to participate fully in such price increases to the extent that it is unable to acquire desired portfolio positions quickly; conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is determined by references to lower prices.

Political and Economic Factors. The partition of Korea following World War II has created a political risk to the Republic. The Demilitarized Zone at the boundary between the Republic and North Korea established after the Korean War of 1950-53 is supervised by United Nations forces. The United States maintains a significant military force in the Republic. The situation remains a source of tension, although negotiations to resolve the political division of the Korean peninsula have been carried on intermittently for several years, and in recent years there have been several meetings between representatives of the Republic and of North Korea on political, economic and humanitarian issues.

Amid the economic crisis which began in the fall of 1997, Dae Joong Kim, a leader of an opposition party, was elected as president of Korea in December, 1997. Despite somewhat negative views about him prior to the election, he has so far stabilized the financial markets' reaction to the crisis even before his inauguration by assuring his commitment to the agreement with the IMF and by accelerating a timetable for structural reforms in the Korean economy.

Under the IMF bailout package and its conditions, the Korean economic system will undergo unprecedented changes. Starting from December, 1997, the Korean government has already begun to implement the measures suggested by the IMF such as increasing foreign investment ceiling for stocks, opening of Korean fixed income securities markets, and reforming the financial sector. Many observers believe that Korea will suffer from painful restructuring of its economy in the short term, but also believe that the Korean economy will eventually benefit from the restructuring in the long run, if it can overcome the current crisis.


Advisor
Pacific Gemini Partners, L.L.C.
633 West Fifth St., Suite 3600
Los Angeles, CA 90071


Distributor
First Fund Distributors, Inc.
4455 E. Camelback Rd., Ste. 261E
Phoenix, AZ 85018


Custodian
Star Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202



Transfer and Dividend Disbursing Agent
CountryWide Fund Services
P.O. Box 5354
Cincinnati, OH 45201-5354
(800) 841-0980




Auditors
Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103


Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
345 California St.
San Francisco, CA 94104


Pacific Gemini Partners
Fund Group

PROSPECTUS


February 9, 1998